EXHIBIT 32.1

Certification of Chief Executive Officer Pursuant to 18 U.S.C. Section 1350

(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 (the “Periodic Report”), I, Daniel R. Sheehan, Chief Executive Officer of Professional Holding Corp. (the “Company”) hereby certify that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.    The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 14, 2020	/s/ Daniel R. Sheehan
Name: Daniel R. Sheehan
Title: Chief Executive Officer